UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 6, 2006

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware	23-2853441
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
821 Fox Lane
San Jose, California 95131
(Address of principal executive offices, including zip code)
(408) 433-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 6, 2006, Micrus Endovascular Corporation (“Micrus”) issued a press release, announcing its expected financial results for the fiscal quarter ended June 30, 2006. A copy of this earnings release is attached as Exhibit 99.1 hereto.
     Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Micrus’ other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated July 6, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)

Date: July 6, 2006	By:	/s/ Robert A. Stern

Robert A. Stern
Executive Vice President, Chief Financial
Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 6, 2006